UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2012

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 West Hasting Street, Suite 711
Vancouver, BC V6B 1N2
(Address of principal executive offices)  (Zip Code)

 (604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

The purpose of this amendment on Form 8-K/A is to correct a typographical error in Item 5.02 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2012 (the “Initial Filing”).  The Initial Filing incorrectly referenced the effective date of John L. Key’s termination as Chief Executive Officer and the acceptance of his resignation as a director of the Registrant as January 3, 2012 rather than February 3, 2012.  Except as set forth above, no other amendments are being made to the Initial Filing.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 3, 2012, the Registrant’s board of directors announced the termination of employment by mutual agreement of  John L. Key as Chief Executive Officer, and the acceptance of his resignation as Chairman of the board of directors and as a Director of the Registrant by mutual agreement.

Marvin Kaiser, a Director, was appointed as Chairman of the Registrant’s board of directors.

James T. O'Neil Jr., the Registrant’s Chief Financial Officer, was appointed as interim Chief Executive Officer.  Mr. O’Neil was appointed as a Director to the Registrant’s board of directors.

Mr. O’Neil earned both his Bachelor of Science and a Master of Business Administration from Arizona State University. Most recently he served as Chief Financial Officer & Chief Operations Officer for Jipangu International from 2006 to the present. Previously he served as VP-Finance, Controller and Treasurer for Apollo Gold Corporation from 2004 – 2006. He started his career in 1973 at Asarco Incorporated in the capacity of Division Controller, Corporate Controller (2000-2001) and ending his career there as Vice President of Finance and Administration (2001-2004).

The Registrant is not aware of any family relationships, by blood, marriage, or adoption, between Mr. O’Neil and any other director or executive officer of the Registrant.  Mr. O’Neil serves as the Chief Financial Officer of the Registrant and entered into an Executive Employment Agreement disclosed in the Registrant’s Form 8-K filed on January 6, 2012.

Item 7.01   Regulation FD Disclosure.

On February 3, 2012, the Registrant issued the press release attached hereto as Exhibit 99.1.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01   Exhibits.

Exhibit	Description
99.1	Press Release, dated February 3, 2012*

* Previously furnished to the SEC, pursuant to Regulation FD, with the Initial Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION. (Registrant)

Dated: February 6, 2012	By: /s/ James O’Neil James O’Neil Interim Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated February 3, 2012*

* Previously furnished to the SEC, pursuant to Regulation FD, with the Initial Filing.